                                                           EXHIBIT 10.8





                   SERIES B PREFERRED STOCK PURCHASE WARRANT

THIS WARRANT AND THE SHARES OF SERIES B PREFERRED STOCK WHICH MAY BE PURCHASED PURSUANT TO THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION UNLESS (A) THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT, (B) IT IS ESTABLISHED TO THE SATISFACTION OF THE COMPANY THAT SUCH SALE OR TRANSFER IS IN A TRANSACTION WHICH IS EXEMPT UNDER, OR OTHERWISE IN COMPLIANCE WITH, SUCH LAWS OR (C) THE COMPANY RECEIVES A "NO ACTION" LETTER OR SIMILAR DECLARATION FROM THE SECURITIES AND EXCHANGE COMMISSION TO THE EFFECT THAT SUCH SALE OR TRANSFER WITHOUT REGISTRATION WILL NOT RESULT IN A RECOMMENDATION BY SAID COMMISSION THAT ACTION BE TAKEN WITH RESPECT THERETO. COPIES OF THE AGREEMENTS COVERING THE PURCHASE OF THESE SECURITIES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE COMPANY AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY.

                                                         Void After May 22, 2002

                               CVC HOLDINGS, INC.

             WARRANT TO PURCHASE SHARES OF SERIES B PREFERRED STOCK

                            Dated as of May 22, 1995

      For value received, Seagate Technology, Inc. ("Seagate") or its permitted transferees (the "Holder") is entitled to subscribe for and purchase 19,769 shares (the "Shares") (as adjusted Pursuant to Section 3 below) of the Series B Non-Cumulative Convertible Preferred Stock, $0.01 par value ("Series B Preferred Stock"), of CVC Holdings, Inc. (the "Company"), at the price of $223.17 per share (the "Exercise Price") (as adjusted pursuant to Section 3 below), subject to the provisions and upon the terms and conditions set forth below.

      1. Exercise and Payment.

            1.1 Exercise. The purchase rights represented by this Warrant may be exercised by the Holder, in whole or in part, by the surrender of this Warrant (together with a duly executed exercise notice (the "Notice of Exercise") in the form attached hereto as Exhibit A) at the principal office of the Company, and by the payment to the Company, by wire transfer, of an amount equal to the aggregate Exercise Price of the Shares being purchased.

            1.2 Stock Certificates. In the event of the exercise of all or any portion of this Warrant, certificates for the shares of Series B Preferred Stock so purchased shall be delivered to the Holder within a reasonable time, which shall in no event be later than ten (10) days thereafter and, unless this Warrant has been fully exercised or has expired, a new Warrant representing the Shares with respect to which this Warrant shall not have been exercised shall also be issued to the Holder within such time.

      2. Stock Fully Paid; Reservation of Shares. All of the Shares issuable upon the exercise of this Warrant will, upon issuance and receipt of the Exercise Price therefor, be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. During the period within which this Warrant may be exercised, the Company shall at all times have authorized and reserved for issuance sufficient shares of its Series B Preferred Stock to provide for the exercise of the this Warrant and sufficient shares of its Common Stock, par value .01 per share (the "Common Stock"), to provide for the conversion of the shares of Series B Preferred Stock.

      3. Adjustment of Exercise Price and Number of Shares. The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price therefor shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

            3.1 Reclassification, Consolidation or Merger. In case of any reclassification or change of the Series B Preferred Stock (other than a change in par value, or as a result of a subdivision or combination), or in case of any Merger Event (as defined in Section 4 below), the Company or the successor corporation, as the case may be, shall execute a new warrant, providing that the Holder shall have the right to exercise such new warrant, and procure upon such exercise and payment of the same aggregate Exercise Price, in lieu of the shares of Series B Preferred Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change, or Merger Event by a holder of an equivalent number of shares of Series B Preferred Stock. Such new warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 3.

            3.2 Adjustment for Automatic Conversion of Series B Preferred Stock. Upon the automatic conversion of the Company's then outstanding shares of Series B Preferred Stock into shares of Common Stock as provided in the Company's Restated Certificate of

Incorporation, the Company shall execute a new warrant, providing that the Holder shall have the right to exercise such new warrant, and procure upon such exercise and payment of the same aggregate Exercise Price, in lieu of the shares of Series B Preferred Stock theretofore issuable upon exercise of this Warrant, the number of shares of the Company's Common Stock into which the shares of Series B Preferred Stock subject to this Warrant immediately prior to such automatic conversion would have been convertible. Such new warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 3.

            3.3 Stock Splits, Dividends and Combinations. In the event that the Company shall at any time subdivide the outstanding shares of Series B Preferred Stock, or shall issue a Series B Preferred Stock dividend on its outstanding shares of Series B Preferred Stock, the number of Shares issuable upon exercise of this Warrant immediately prior to such subdivision or to the issuance of such stock dividend shall be proportionately increased and the Exercise Price shall be proportionately decreased so that the Holder of the Warrant after such time shall be entitled to receive the number of shares of Series B Preferred Stock which such Holder would have owned or been entitled to receive had such Warrant been exercised immediately prior to such event, and in the event that the Company shall at any time combine the outstanding shares of Series B Preferred Stock, the number of Shares issuable upon exercise of this Warrant immediately prior to such combination shall be proportionately decreased, and the Exercise Price shall be proportionately increased so that the Holder of the Warrant after such time shall be entitled to receive the number of shares of Series B Preferred Stock which such Holder would have owned or been entitled to receive had such Warrant been exercised prior to such event, in either case effective at the close of business on the date of such subdivision, stock dividend or combination, as the case may be.

      4. Notice. In the event that: (i) the Company shall declare any dividend or distribution upon its Series B Preferred Stock or Common Stock, whether in cash, property, stock or other securities; (ii) the Company shall offer for subscription pro rata to the holders of its Series B Preferred Stock any additional shares of stock of any class or other rights; (iii) there shall be any merger or consolidation of the Company with or into a third party pursuant to which the Company's stockholders prior to the transaction own less than fifty percent (50%) of the voting rights of the surviving entity or the sale of all or substantially all of the assets of the Company (a "Merger Event"); or (iv) there shall be any voluntary or involuntary dissolution, liquidation or winding up of the Company; then, in connection with each such event, the Company shall send to the Holder:

            (a) At least ten (10) days prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution, subscription rights (specifying the date on which the holders of Series B Preferred Stock shall be entitled thereto) or for determining rights to vote in respect of such Merger Event, dissolution, liquidation or winding up; and

            (b) In the case of any such Merger Event, dissolution, liquidation or winding up, at least ten (10) days prior written notice of the date when the same shall take place (and specifying the date on which the holders of Series B Preferred Stock shall be entitled to exchange their Series B Preferred Stock for securities or other property deliverable upon such Merger Event, dissolution, liquidation or winding up).

      Each such written notice shall set forth, in reasonable detail, (i) the event requiring the notice or adjustment, (ii) the amount of any adjustment,
(iii) the method by which such adjustment was calculated, (iv) the Exercise Price, and (v) the number of shares subject to purchase hereunder after giving effect to such adjustment, and shall be given by first class mail, postage prepaid, addressed to the Holder, at the address as shown on the books of the Company.

      5. Fractional Shares. No fractional shares of Series B Preferred Stock will be issued in connection with any exercise hereunder. In lieu of such fractional shares the Company shall make a cash payment therefor based upon the Exercise Price then in effect.

      6. Restrictions on Transfer.

            6.1 Restrictive Legend. Each certificate representing (i) the Shares and (ii) any other securities issued in respect of the Shares upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event (collectively, the "Restricted Securities"), shall at the option of the Company, contain a legend, in form and substance satisfactory to the Company, restricting the transfer of such Restricted Securities to sales or other dispositions exempt from or registered under the requirements of the Act.

            6.2 Transfer of the Warrant. Subject to Section 8.1 of the Securities Purchase Agreement (the "Purchase Agreement"), dated as of May 22, 1995, among Seagate, the Company and CVC Products, Inc., this Warrant may be transferred in whole or in part to one or more parties at the option of the Holder, provided, however, that prior to any transfer of this Warrant, the Holder shall give written notice to the Company of the Holder's intention to effect such transfer. Each such notice shall describe the manner and circumstances of the proposed transfer in sufficient detail, contain a representation in writing from the proposed transferee that the Warrant is being acquired for investment not with a view to any sale or distribution thereof and shall be accompanied by the Assignment form attached hereto as Exhibit B duly executed by the Holder. Upon transfer of the Warrant pursuant to this Section 6, the Company shall at the request of Holder and upon surrender of the Warrant to the Company, promptly issue new Warrants in the names and amounts requested by the Holder to replace the surrendered Warrant.

      7. No Rights of Stockholders. This Warrant does not entitle the Holder to any voting rights as a stockholder of the Company prior to the exercise of the Warrant.

      8. No Impairment. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but it will at all times in good faith assist in the carrying out of all of the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

      9. Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dated as of such cancellation, in lieu of this Warrant.

      10. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday or a Sunday or a legal holiday.

      11. Expiration of Warrant. Notwithstanding any other provision of this Warrant, this Warrant shall expire and shall no longer be exercisable at 2:00 p.m., California time, on May 22, 2002.

      12. Miscellaneous.

            12.1 Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to the conflicts of laws provisions thereof.

            12.2 Entire Agreement; Amendment. This Warrant constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof, except as may be provided in (i) the Amended and Restated Stockholders' Agreement dated as of May 22, 1995, by and among the Company, Seagate and certain stockholders of the Company, (ii) the Purchase Agreement and
(iii) the Registration Rights Agreement dated as of May 22, 1995, by and among the Company, Seagate and certain stockholders of the Company. Neither this Warrant nor any term hereof may be amended, waived, discharged, or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

            12.3 Successors and Assigns. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the permitted successors and assigns, heirs, executors, and administrators of the Company and the Holder.

            12.4 Notices, etc.. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, by overnight courier, or otherwise delivered by hand or by messenger or sent by facsimile and confirmed by mail addressed (a) to the Holder at the address listed on the signature page of this Warrant to the attention of: Chief Financial Officer or at such other address as the Holder shall have furnished to the Company, or (b) to the Company at the address listed on the signature page of this Warrant to the attention of the President, or at such other address as the Company shall have furnished to the Holder.

      Each of such notice or other communication shall for all purposes of this Warrant be treated as effective or having been given when delivered if delivered personally or sent by confirmed facsimile, or, if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for deposit of the United States mail as aforesaid, or if sent by FedEx or other reputable overnight carrier, two days after delivery such courier.

Issued this 22nd day of May, 1995.

                                          CVC HOLDINGS, INC.


                                          By: /s/ [ILLEGIBLE]
                                             -----------------------------------

                                          Title: President
                                                --------------------------------

                                          Address: 525 Lee Road
                                                   Post Office Box 1886
                                                   Rochester, NY 14603-1886

WARRANT HOLDER:

SEAGATE TECHNOLOGY, INC.


By:
   --------------------------

Title:
      -----------------------

Address: 920 Disc Drive
         Scotts Valley, CA 95066

Issued this 22nd day of May, 1995.

                                          CVC HOLDINGS, INC.


                                          By:
                                             -----------------------------------

                                          Title:
                                                --------------------------------

                                          Address: 525 Lee Road
                                                   Post Office Box 1886
                                                   Rochester, NY 14603-1886

WARRANT HOLDER:

SEAGATE TECHNOLOGY, INC.


By: /s/ [ILLEGIBLE]
   --------------------------

Title:
      -----------------------

Address: 920 Disc Drive
         Scotts Valley, CA 95066

                                   EXHIBIT A

                               NOTICE OF EXERCISE

TO: CVC HOLDINGS, INC.
    525 Lee Road
    Post Office Box 1886
    Rochester, New York 14603-1886
    Attention: President

      1. The undersigned hereby elects to purchase _______________ shares of Series B Preferred Stock of CVC HOLDINGS, INC. pursuant to the terms of this Warrant, and tenders herewith payment of the purchase price of such shares in full.

      2. Please issue a certificate or certificates representing said shares of Series B Preferred Stock in the name of the undersigned or in such other name as is specified below:


                           --------------------------
                                     (Name)

                           --------------------------

                           --------------------------
                                   (Address)

      3. The undersigned hereby represents and warrants that the aforesaid shares of Series B Preferred Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale, in connection with the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares.


                                             ---------------------------
                                                     (Signature)

                                             Title:
                                                   ---------------------

-------------------
      (Date)

                                   EXHIBIT B

                                ASSIGNMENT FORM
                  (To be signed only upon transfer of Warrant)

      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto __________________________________________________, whose address is
________________________________________________, the right represented by the attached Warrant to purchase __________ shares of Series B Preferred Stock of CVC HOLDINGS, INC., to which the attached Warrant relates.

      Dated: ______________


                                                 -------------------------------
                                                 (Signature must conform in all
                                                 respects to name of Holder as
                                                 specified on the face of the
                                                 Warrant)


                                                 -------------------------------
                                                           (Address)

Signed in the presence of:


-------------------------------